UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             October 28, 1999


                             BASE TEN SYSTEMS, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)



           New Jersey                       0-7100                22-1804206
--------------------------------   ------------------------   ---------------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
           incorporation)                                    Identification No.)


                One Electronics Drive, Trenton, New Jersey 08619
       -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (609) 586-7010


                                 Not Applicable
           ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

         Base Ten Systems, Inc. (the "Company") announced that on October 28, 1999, Stephen A. Cloughley was elected President and Chief Executive Officer of the Company, and that Robert Hurwitz, a current director, was elected Chairman of the Company's Board of Directors. Mr. Cloughley and Mr. Hurwitz are succeeding Thomas E. Gardner, who previously held these positions.

         The press release attached hereto as Exhibit 99.1 was issued by the Company on October 29, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

                  Exhibit No.                 Title
                  -----------                 -----

                  99.1                        Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BASE TEN SYSTEMS, INC.

                                       WILLIAM F. HACKETT
Date:    November 9, 1999          By: ___________________________
                                       William F. Hackett
                                       Sr. Vice President and Chief
                                       Financial Officer

                                  EXHIBIT INDEX

        Exhibit No.           Title
        -----------           -----

        99.1                  Press Release